LEGG MASON OPPORTUNITY TRUST

                 Supplement to the Prospectus dated May 1, 2008


The first paragraph in the section "Management" subsection "Portfolio Management" on page 18 of the Prospectus is replaced in its entirety with the following:


Bill Miller, CFA, is the portfolio manager for Opportunity Trust and is responsible for investment decisions and portfolio construction. He has been responsible for the day-to-day management of the fund since its inception. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Managing Member of LMM, the investment manager for the fund, and as Chairman & Chief Investment Officer for LMCM.

Samantha McLemore was appointed assistant portfolio manager for the fund in August 2008. Ms. McLemore provides the portfolio manager with research and investment assistance. Ms. McLemore has been an analyst on LMCM's research team since 2002 and has spent the majority of that time as a portfolio analyst for the fund.







                    This supplement is dated August 19, 2008

  You should retain this supplement with your prospectus for future reference.












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